Meritage Yield-Focus Equity Fund

Institutional Shares – MPYIX

Investor Shares – MPYEX

A series of Capitol Series Trust

SUPPLEMENT DATED JULY 23, 2015, TO THE COMBINED PROSPECTUS FOR THE

MERITAGE GROWTH EQUITY FUND, MERITAGE VALUE EQUITY FUND, AND

MERITAGE YIELD-FOCUS EQUITY FUND DATED DECEMBER 29, 2014

THE SUB-SECTION TITLED “DIVIDENDS AND DISTRIBUTIONS” OF THE SECTION TITLED “DIVIDENDS, DISTRIBUTIONS, AND TAXES” ON PAGE 31 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

A Fund typically distributes to its shareholders, as dividends, substantially all of its net investment income and realized net capital gains. Each Fund expects that its distributions will consist primarily of income and/or realized net capital gains. The Meritage Yield-Focus Equity Fund may also distribute return of capital received from entities in which it invests. Return of capital is a distribution that is in excess of the current and accumulated net income of an entity. Typically, the return of capital distributed to the Fund by these entities is paid in cash and primarily results from depreciation taken on assets owned by such entities.

Each Fund’s distributions, including any distributions of return of capital, are automatically reinvested in the Fund class in which you are invested unless you request cash distributions on your application or through a written request to that Fund.

THE SUB-SECTION TITLED “TAXES” OF THE SECTION TITLED “DIVIDENDS, DISTRIBUTIONS, AND TAXES” ON PAGES 31 to 34 OF THE PROSPECTUS IS MODIFIED BY ADDING THE FOLLOWING DISCLOSURE TO THE END OF THAT SUB-SECTION:

Return of Capital. A portion of the periodic returns distributed to the Meritage Yield-Focus Equity Fund by entities in which it invests is attributable to return of capital. The Fund may pass through return of capital distributions received from these entities to its shareholders. The tax treatment of the Fund’s receipt of and distribution of return of capital to shareholders is as follows:

(1)	Return of capital received by the Fund from the entities in which it invests is a tax-deferred distribution. The distribution of return of capital to the Fund by an entity in which the Fund invests decreases the Fund’s basis in its investment in that entity. If the Fund sells its investment in that entity in excess of its basis therein, the Fund will incur a taxable gain that ultimately will be passed on to shareholders;

(2)	Return of capital paid by the Fund to its shareholders is also a tax-deferred distribution. The distribution of return of capital to shareholders will decrease the basis of each shareholder’s investment in the Fund. If a shareholder sells its investment in the Fund in excess of its basis therein, the shareholder will incur a taxable gain.

Since the payment of return of capital to the Fund by an entity in which it invests or by the Fund to a shareholder decreases the Fund’s basis of its investment in that entity and the shareholder’s basis in its investment in the Fund, respectively, the gain incurred by the Fund and the shareholder may be higher than if no return of capital had been paid.

The Fund intends to distribute to shareholders all of the return of capital received from the entities in which it invests on a quarterly basis. Prior to the initial quarterly distribution scheduled to be made in September 2015, the Fund also intends to make a special distribution of all return of capital distributed to the Fund from the entities in which it invests and received during the period of January 1, 2015 through June 30, 2015.